Exhibit 32.1
CERTIFICATION

We, Roy G. Warren, President (Principal Executive Officer), and Tommy E. Kee, Chief Financial Officer and Treasurer (Principal Accounting Officer), of Attitude Drinks Incorporated (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

The Quarterly Report on Form 10-QSB of the Company for the quarter ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C.78m); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2008

/S/Roy G. Warren
Roy G. Warren
President (Principal Executive Officer)

/S/Tommy E. Kee
Tommy E. Kee
Chief Financial Officer and Treasurer (Principal Accounting Officer)